ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                    FOR MARCH 25, 1999, THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 1999

--------------------------------------------------------------------------------

Total Actual Principal Collections                          748,818.54
Total Permanent Buydown Companion Principal                   8,421.50
Total Actual Interest Collections                           458,208.95
Less Service Fees Service Fees Previously Remitted           72,798.60
Additional Proceeds                                               0.00
                                                   --------------------
     Total Collections:                                   1,142,650.39

Pre-Funding Account Transfer                                      0.00
Interest Coverage Account Transfer                          955,531.41
Deferred Interest Coverage Account Transfer                  53,177.32
                                                   --------------------
     Aggregate Amount Received:                           2,151,359.12

Monthly Advances

Interest Advance                                            911,521.81
Compensating Interest                                         1,785.74
Amounts Held for Future Distributions                             0.00
Cross Collateral Deposit                                          0.00
Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                   --------------------
     Available Remittance Amount:                         3,064,666.67

Service Fees                                                 17,328.79
Expense Account Deposit:                                      2,285.36
                                                   --------------------
     Adjusted Remittance Amount:                          3,045,052.52

Remaining Amount Available:
          Adjusted Remittance Amount                      3,045,052.52
          Insured Payments                                        0.00
          Monthly Premium @ 20 bp
             due Certificate Insurer                         45,707.13
          Cross Collateral Withdrawal                             0.00
          Class Remittance Amounts                        2,999,345.39
          Non-Recoverable Advances not
                                                   --------------------
             Previously Reimbursed                                0.00
                                                   ====================
Total Remaining Amount Available:                                 0.00
                                                   ====================
Amount of Reimbursements Pursuant to Sec. 5.04
     Servicing Fee                                                0.00
     Monthly Advances and Servicer Advances                       0.00
     Other Mortgage Payments                                      0.00
     Interest Earned on P&I Deposits                              0.00
     Additional Servicing Compensation                            0.00

--------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MARCH 25, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: MARCH 1, 1999

----------------------------------------------------------------------------------------------------------------------------------

                                                          TOTAL             CLASS 1A                                      CLASS R
                                                          -----             --------                                      -------
Loans Outstanding - BOM                                           2782
Original Loan Balance                                   168,415,194.04     168,415,194.04
Original Permanent Buydown Companion Loan Balance           907,775.49         907,775.49
Pre-Funding Account Balance                             108,384,000.73     108,384,000.73
Initial Overcollateralization                             2,706,970.26       2,706,970.26
Realized Losses, LTD                                              0.00               0.00
Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
Carryforward Amount                                               0.00               0.00
Aggregate Unpaid Principal Balance of Delinquent                  0.00               0.00
   Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                   -------------------------------------------------------------------------------
Total Class Principal Balance                           275,000,000.00     275,000,000.00
     Pool Factor per Loan Balance                          61.2418887%        61.2418887%
     Pool Factor per Class Balance                        100.0000000%       100.0000000%
Excess Spread                                                     0.00                                                       0.00
Cross Collateral Withdrawal                                       0.00                                                       0.00
Cross Collateral Deposit                                          0.00               0.00
Additional Principal due Class A                          1,042,115.96       1,042,115.96
Interest Remittance @ Pass-Through Rates                  1,199,989.39       1,199,989.39

PRINCIPAL ADDITIONS:

          Number of loans                                            0                  0
          Transfers from Pre-Funding Account                      0.00               0.00

PRINCIPAL REDUCTIONS:

          Prepayments - Number                                      12                 12
          Prepayments - Dollar                              415,250.15         415,250.15
          Delinquent Loans Repurchased - Number                      0               0.00
          Delinquent Loans Repurchased - Dollar                   0.00               0.00
          Net Liquidation Proceeds                                0.00               0.00
          Curtailments                                      159,840.70         159,840.70
          Normal and Excess Payments                        173,727.69         173,727.69
Permanent Buydown Companion Principal                         8,421.50           8,421.50
          Pre-Funding Account Transfer                            0.00               0.00
                                                   --------------------------------------------------------------------------------
Total Principal Remittance                                  757,240.04         757,240.04
Additional Principal Reduction                            1,042,115.96       1,042,115.96
                                                   ================================================================================
Total Remittance                                          2,999,345.39       2,999,345.39                                     0.00
                                                   ================================================================================
Current Month Realized Loss - Number                                 0                                                           0
Current Month Realized Loss - Dollar                              0.00                                                        0.00
Current Month Permanent Buydown Companion Loan
       Realized Loss - Dollar                                     0.00                                                        0.00

CLASS PRINCIPAL BALANCE - EOM

Loans Outstanding - EOM                                           2770
Closing Loan Balance                                    167,666,375.50     167,666,375.50
Closing Permanent Buydown Companion Loan Balance            899,353.99         899,353.99
Pre-Funding Account Balance                             108,384,000.73     108,384,000.73
Additional Principal Reduction, LTD                       3,749,086.22       3,749,086.22
Realized losses, LTD                                              0.00               0.00
Permanent Buydown Companion Loan Losses, LTD                      0.00
Aggregate Unpaid Principal Balance of Delinquent
   Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                   --------------------------------------------------------------------------------
Total Class Principal Balance                           273,200,644.00     273,200,644.00
     Pool Factor per Loan Balance                          60.9695911%        60.9695911%
     Pool Factor per Class Balance                         99.3456887%        99.3456887%

-----------------------------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                              BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                         DESIGNATED SERVICER
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 GROUP 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
                                    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                      INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1 FOR MARCH 25, 1999, THE REMITTANCE DATE.

                                                   DUE PERIOD ENDED: MARCH 1, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                          TOTAL            CLASS A-1
                                                          -----            ---------
Weighted Note Rate - THIS Remittance                   10.57943 %
Weighted Note Rate - NEXT Remittance                   10.57943 %

Related Remittance Period for Libor Rate                24-Feb-99          thru 24-Mar-99
Days in Related Period                                     29

Pass-Through Rates                                                          5.41688%

Weighted Average Remaining Term                          251.44

Original Pool - Principal Balance                       168,415,194.04     168,415,194.04
Original Pool - Permanent Buydown Companion Balance         907,775.49         907,775.49
Original Pool - Pre-Funding Account                     108,384,000.73     108,384,000.73
Original Pool - Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                        ---------------------------------
Original Pool Total                                     275,000,000.00     275,000,000.00
Original Pool - Number of Loans                           2782

------------------------------------------------------------------------------------------------------------------------------------

CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                      Beg.of Month       Current Month      End of Month
                                                   -------------------------------------------------------
Additional Principal Reduction, LTD                       2,706,970.26       1,042,115.96     3,749,086.22
Cross Collateral Deposits                                         0.00               0.00             0.00
Realized Losses, LTD                                              0.00               0.00             0.00
Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                   -------------------------------------------------------
Overcollateralization of Principal                        2,706,970.26       1,042,115.96     3,749,086.22
                                                   =======================================================

Base Overcollateralization Required                                                          16,331,152.49
Required Overcollateralization Amount                                                        16,331,152.49

CURRENT MONTH SUBORDINATED AMOUNT                     Beg.of Month       Current Month      End of Month
                                                   -------------------------------------------------------
Original Subordinated Amount                             33,741,821.84        N/A            33,741,821.84
Less: Cumulative Realized Losses (excluding
    Permanent Buydown Companion Loans)                            0.00               0.00             0.00
Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                   =======================================================
Current Subordinated Amount                              33,741,821.84                       33,741,821.84
                                                   =======================================================

NONRECOVERABLE ADVANCE RECONCILIATION

Beginning of Month                                                                   0.00
Current Month Unpaid Nonrecoverable Advance                                          0.00
Less: Current Month Reimbursement                                                    0.00
                                                                       -------------------
End of Month                                                                         0.00



                                  ALLIANCE FUNDING COMPANY
                         BY SUPERIOR BANK - FSB SERVICING DIVISION
                                    DESIGNATED SERVICER
                                   SERVICER'S CERTIFICATE

                                       1999-1 GROUP 1

           IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
        DATED AS OF FEBRUARY 1, 1999 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
               THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                          FOR MARCH 25, 1999, THE REMITTANCE DATE.

                              DUE PERIOD ENDED: MARCH 1, 1999

-----------------------------------------------------------------------------------------

                                                                             CLASS
                                                          TOTAL                A1
                                                   --------------------------------------
Total Class Principal - Original Pool                  $275,000,000.00    $275,000,000.00
Interest Remittance Amount                                1,199,989.39       1,199,989.39
Interest Rate Factor / 1000                                   4.363598           4.363598

Total Principal Collections                                 757,240.04         757,240.04
Prefunding Account Transfer                                       0.00               0.00
Additional Principal Reduction                            1,042,115.96       1,042,115.96
                                                   --------------------------------------
Principal Remittance Amount                               1,799,356.00       1,799,356.00
Principal Payment Factor/1000                                 6.543113           6.543113
Principal Factor                                            993.456887         993.456887

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
            DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
     DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                     FOR MARCH 25, 1999 THE REMITTANCE DATE.

                           PERIOD ENDED: MARCH 1, 1999

------------------------------------------------------------------------------

Total Actual Principal Collections                                  470,323.63
Total Actual Interest Collections                                   328,647.36
     Less: Service Fees Previously Remitted                          61,901.38
Additional Proceeds                                                       0.00
                                                                --------------
     Total Collections:                                             737,069.61

Pre-Funding Account Transfer                                              0.00
Interest Coverage Account Transfer                                  833,915.39
Deferred Interest Coverage Account Transfer                          70,666.65
                                                                --------------
Aggregate Amount Received:                                        1,641,651.65

Monthly Advance
     Interest Advance                                               877,957.98
     Compensating Interest                                            2,048.96
     Amounts Held for Future Distributions                                0.00
Reserve Withdrawal Per Sec. 6.08 VII                                      0.00
                                                                --------------
Available Remittance Amount:                                      2,521,658.59

     Less: Service Fees                                              16,182.29
     Less: Expense Account Deposit                                    2,079.41
     Cross Collateral Deposit                                             0.00
                                                                --------------
Adjusted Remittance Amount:                                       2,503,396.89

Remaining Amount Available:

     Adjusted Remittance Amount                                   2,503,396.89
     Insured Payments                                                     0.00
          Monthly Premium @ 20 bp
             due Certificate Insurer                                 41,588.28
     Class Remittance Amounts                                     2,461,808.61
     Cross Collateral Withdrawal                                          0.00
     Non-Recoverable Advances not
          Previously Reimbursed                                           0.00
                                                                ==============
Total Remaining Amount Available:                                         0.00
                                                                ==============

Amount of Reimbursements Pursuant to Sec. 5.04

     Servicing Fee                                                        0.00
     Monthly Advances and Servicer Advances                               0.00
     Other Mortgage Payments                                              0.00
     Interest Earned on P&I Deposits                                      0.00
     Additional Servicing Compensation                                    0.00
------------------------------------------------------------------------------

REVISED                                                 ALLIANCE FUNDING COMPANY
                                                BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                           DESIGNATED SERVICER
                                                          SERVICERS CERTIFICATE
                                                              1999-1 GROUP 2

                   IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
     AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                         INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MARCH 25, 1999 THE REMITTANCE DATE.

                                                       PERIOD ENDED: MARCH 1, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL             CLASS 2-A                       CLASS R
                                                                         -----             ---------                       -------
          Number of Loans                                                        1490
Original Principal Balance                                             156,587,131.22      156,587,131.22
Original Pre-Funding Account Balance                                    97,477,909.43       97,477,909.43
Initial Overcollateralization                                            4,065,040.65        4,065,040.65
Realized Losses, LTD                                                             0.00                0.00
Carryforward Amount                                                              0.00                0.00
Aggregate Unpaid Principal Balance of Delinquent
   Loans Repurchased per Sec. 5.11                                               0.00                0.00
                                                                  ----------------------------------------------------------------
Opening Class Principal Balance                                        250,000,000.00      250,000,000.00
          Pool Factor per Loan Balance                                    62.6348525%         62.6348525%
          Pool Factor per Class Balance                                  100.0000000%        100.0000000%
Excess Spread                                                                    0.00                                         0.00
Additional Principal due Class A                                           920,724.42          920,724.42
Cross Collateral Deposit                                                         0.00                0.00
Cross Collateral Withdrawal                                                      0.00                                         0.00
Interest Remittance                                                      1,070,760.56        1,070,760.56
Available Funds Cap Carry Forward                                                0.00                0.00
           Distribution (see schedule C)

PRINCIPAL ADDITIONS:
          Number of Loans                                                           0
          Transfers from Pre-Funding Account                                     0.00                0.00

PRINCIPAL REDUCTIONS:
          Prepayments - Number                                                      3                   3
          Prepayments - Dollar                                             265,450.33          265,450.33
          Delinquent Loans Repurchased - Number                                     0                   0
          Delinquent Loans Repurchased - Dollar                                  0.00                0.00
          Net Liquidation Proceeds                                               0.00                0.00
          Curtailments                                                     156,391.62          156,391.62
          Normal and Excess Payments                                        48,481.68           48,481.68
          Pre-Funding Account Transfer                                           0.00                0.00
                                                                  ----------------------------------------------------------------
Total Principal Remittance                                                 470,323.63          470,323.63
Additional Principal Reduction                                             920,724.42          920,724.42
                                                                  ----------------------------------------------------------------
Total Remittance                                                         2,461,808.61        2,461,808.61                     0.00
                                                                  ================================================================
Carryforward Amount                                                              0.00
Current Month Realized Loss - Number                                                0                                            0
Current Month Realized Loss - Dollar                                             0.00                                         0.00

CLASS PRINCIPAL BALANCE - EOM
          Number of Loans                                       #                1487
Closing Loan Balance                                                   156,116,807.59      156,116,807.59
Pre-Funding Account Balance                                             97,477,909.43       97,477,909.43
Additional Principal Reduction, LTD                                      4,985,765.07        4,985,765.07
Realized Losses, LTD                                                             0.00                0.00
Carryforward Amount                                                              0.00                0.00
Aggregate Unpaid Principal Balance of Delinquent
   Loans Repurchased per Sec. 5.11                                               0.00                0.00
                                                                  ----------------------------------------
Closing Class Principal Balance                                        248,608,951.95      248,608,951.95
          Pool Factor per Loan Balance                                    62.4467230%         62.4467230%
          Pool Factor per Class Balance                                   99.4435808%         99.4435808%
------------------------------------------------------------------------------------------------------------------------------------

REVISED                                                 ALLIANCE FUNDING COMPANY
                                                BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                           DESIGNATED SERVICER
                                                          SERVICERS CERTIFICATE
                                                              1999-1 GROUP 2

                   IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 1, 1999
     AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                         INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR MARCH 25, 1999 THE REMITTANCE DATE.

                                                       PERIOD ENDED: MARCH 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL             CLASS A1
                                                                         -----             --------
Weighted Note Rate - This Remittance:                                  10.26590%
Weighted Note Rate - Next Remittance:                                  10.26590%

Available Cap Carry Foward Amount - This Remittance:                           0.00
                          (see schedule C)

Pass-Through Rate:                                                     5.31688%            5.31688%

Related Remittance Period:                                             24-Feb-99             thru              24-Mar-99
Days in Related Period:                                                   29

Weighted Average Remaining Term                                         356.88

Original Pool - Principal Balance                                      156,587,131.22      156,587,131.22
Original Pool - Pre-Funding Account Balance                             97,477,909.43       97,477,909.43
Original Pool - Initial Overcollateralization                            4,065,040.65        4,065,040.65
                                                                  ---------------------------------------
Original Pool - Class Principal Balance                                250,000,000.00      250,000,000.00
Original Pool - Number of Loans                                          1490

------------------------------------------------------------------------------------------------------------------------------------
CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                                  Beginning of Month     Current Month        End of Month
                                                                  ------------------------------------------------------------
Initial Overcollateralization                                            4,065,040.65          920,724.42         4,985,765.07
Cross Collateral Deposits, LTD                                                   0.00                0.00                 0.00
Less:  Realized Losses, LTD                                                      0.00                0.00                 0.00
                                                                  ------------------------------------------------------------
Overcollateralization of Principal                                       4,065,040.65          920,724.42         4,985,765.07
                                                                  ============================================================

Base Overcollateralization Requirement                                                                           13,846,544.72
Required Overcollateralization                                                                                   13,846,544.72

CURRENT MONTH SUBORDINATED AMOUNT                                  Beginning of Month       Current Month        End of Month
                                                                  ------------------------------------------------------------
Original Subordinated Amount                                            30,360,772.36         N/A                30,360,772.36
Less: Cumulative Realized Losses                                                 0.00                0.00                 0.00
Plus: Cumulative Additional Proceeds                                             0.00                0.00                 0.00
                                                                  ------------------------------------------------------------
Current Subordinated Amount                                             30,360,772.36                            30,360,772.36
                                                                  ============================================================

NONRECOVERABLE ADVANCE RECONCILIATION

Beginning of Month                                                               0.00
Current Month Nonrecoverable Advance                                             0.00
Less: Current Month Reimbursment                                                 0.00
                                                                  -------------------
End of Month                                                                     0.00
                                                                  ===================

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
            DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
     DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                     FOR MARCH 25, 1999 THE REMITTANCE DATE.

                           PERIOD ENDED: MARCH 1, 1999

------------------------------------------------------------------------------

                                                                    CLASS
                                                                     A1
                                             -----------------------------------

Total Class Principal - Original Pool        $250,000,000.00     $250,000,000.00
Interest Remittance Amount                      1,070,760.56        1,070,760.56
Interest Rate Factor / 1000                         4.283042            4.283042

Total Principal Collections                       470,323.63          470,323.63
Prefunding Account Transfer                             0.00                0.00
Additional Principal Reduction                    920,724.42          920,724.42
                                             -----------------------------------
Principal Remittance Amount                     1,391,048.05        1,391,048.05
Principal Payment Factor/1000                       5.564192            5.564192
Principal Factor                                  994.435808          994.435808